INVESTOR PRESENTATION JANUARY 2024 TRANQUILITY BAY BEACHFRONT RESORT

FORWARD LOOKING STATEMENTS & USE OF NON-GAAP FINANCIAL MEASURES FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at DiamondRock Hospitality Company’s (the "Company“) hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which the Company has filed with the Securities and Exchange Commission, and in our other public filings which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward- looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflect ed in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. USE OF NON-GAAP FINANCIAL MEASURES We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with U.S. GAAP. EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company. A detailed explanation of these non-GAAP financial measures and the reconciliation of such measures to the most directly comparable financial measures prepared in accordance with U.S. GAAP can be found in the Company’s third quarter 2023 earnings press release dated November 1, 2023. 2

OPERATIONS UPDATE Q4 AND 2023 PRELIMINARY RESULTS Margaritaville Beach House Key West Another DRH Record: 2023 Comparable Total Revenue Up 4.0% vs 2022 and Up 11.3% vs 2019 2023 Comparable RevPAR Up 3.1% vs 2022 and Up 8.7% vs 2019 Q4 Comparable Results: • Revenue: +0.4% vs 2022 and +10.0% vs 2019 • RevPAR: -0.6% vs 2022 and +6.1% vs 2019 3 Continued Sequential Year-Over-Year RevPAR Improvement in Resorts RESORTS URBAN Group Revenue Up 3%+ from 2019 & Strong Convention Calendar 80% 90% 100% Q2 Q3 Q4 Resort RevPAR vs 2022 2024 COSTAR/STR FORECAST Supply 0.8% Demand 1.8% Occupancy 1.0% ADR 3.0% RevPAR 4.1% • Positive Lodging Demand and Supply Set Up • Improving Performance at Resorts • Large Group Footprint in Strong Citywide Convention Markets • Full Year Renovation Benefit from The Dagny DRH 2024 GROWTH STORY Margaritaville Beach House Key West Tranquility Bay Resort Westin Ft. Lauderdale The Landing Resort & Spa +11.6% +5.8% +5.8% +4.4% Convention Volume Forecast vs 2019 Q4’23 RevPAR vs 22 50% 70% 90% 110% 2019 2022 2023 2024 -2% 0% 2% 4% 6% 8% Q1 Q2 Q3 Q4 2023 Group Revenue vs 2019

DIAMONDROCK AT A GLANCE DIVERSIFIED GEOGRAPHY DIVERSIFIED PROPERTIES FINANCIAL SUMMARY Net Debt2 to TTM EBITDA Total Debt1 $1.2B 3.8x Total Debt to Gross Book Value 29% TTM Revenue $1.1B TTM Corporate Adj. EBITDA $282MM Q3 2023 PORTFOLIO 9,742 36 25 ROOMS GEOGRAPHIC MARKETS PROPERTIES 3. 2022 EBITDA, proforma for 2022 & 2023 acquisitions 1. Excludes preferred capital 2. Cash includes corporate cash, excludes preferred capital MARKET % OF 2022 EBITDA3 Atlanta 1.3% Austin 2.5% Boston 10.2% Burlington 2.7% Charleston 3.2% Chicago 14.2% DC 1.1% Denver 3.7% Destin 3.7% Florida Keys 8.4% Fort Lauderdale 7.7% Fort Worth 4.2% Huntington Beach 2.7% Lake Tahoe 1.4% New Orleans 2.0% New York City 6.9% Paradise Valley/Yellowstone 0.9% Phoenix 1.8% Salt Lake City 2.9% San Diego 2.9% San Francisco 0.3% Sausalito 3.9% Sedona 4.5% Sonoma 2.8% Vail 4.1% Total 100.0% 4

WELL POSITIONED PORTFOLIO: LEISURE AS A LONG-TERM SECULAR DRIVER

DIAMONDROCK HOSPITALITY

24 Hotels
4,330 Keys

57% of Portfolio by Revenue

15 Independent Hotels

100% Unencumbered by Management

LUXURY & LIFESTYLE RESORTS

AUSTIN, TX

LAKE AUSTIN SPA RESORT

MARATHON, FL

TRANQUILITY BAY RESORT

FORT LAUDERDALE, FL

WESTIN FORT LAUDERDALE BEACH RESORT

PRAY, MT

CHICO HOT SPRINGS

SEDONA, AZ

L'AUBERGE DE SEDONA

DESTIN, FL

HENDERSON BEACH RESORT

LAKE TAHOE, CA

THE LANDING RESORT AND SPA

HUNTINGTON BEACH, CA

KIMPTON SHOREBREAK RESORT

VAIL, CO

THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL

HENDERSON PARK INN

FORT LAUDERDALE, FL

KIMPTON SHOREBREAK FORT LAUDERDALE BEACH RESORT

KEY WEST, FL

HAVANA CABANA

SAUSALITO, CA

CAVALLO POINT

KEY WEST, FL

MARGARITAVILLE BEACH HOUSE KEY WEST

SEDONA, AZ

ORCHARDS INN

SONOMA, CA

THE LODGE AT SONOMA RESORT

URBAN LIFESTYLE HOTELS

BURLINGTON, VT

HOTEL CHAMPLAIN BURLINGTON

CHARLESTON, SC

THE LINDY CHARLESTON HISTORIC DISTRICT

CHICAGO, IL

THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO

HOTEL CLIO, A LUXURY COLLECTION HOTEL

PHOENIX, AZ

HOTEL PALOMAR PHOENIX

SAN FRANCISCO, CA

HOTEL EMBLEM

NEW ORLEANS, LA

BOURBON ORLEANS HOTEL

BOSTON, MA

THE DAGNY BOSTON

Notes: Revenue is trailing twelve months as of Q3 2023

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DIAMONDROCK HOSPITALITY

WELL POSITIONED PORTFOLIO: GROUP AND URBAN DEMAND RECOVERY

URBAN GROUP HOTELS

6 Hotels
3,853 Keys

31% of Portfolio by Revenue

Strong Convention Markets

BOSTON, MA



WESTIN BOSTON SEAPORT

CHICAGO, IL



CHICAGO MARRIOTT MAGNIFICIENT MILE

SAN DIEGO, CA



WESTIN SAN DIEGO BAYVIEW

FORT WORTH, TX



THE WORTHINGTON

SALT LAKE CITY, UT



SALT LAKE CITY MARRIOTT DOWNTOWN

WASHINGTON, DC


1400
THE WESTIN

WESTIN WASHINGTON, D.C. CITY CENTER

URBAN LIMITED-SERVICE HOTELS

4 Hotels
969 Keys

9% of Portfolio by Revenue

100% Unencumbered by Management

NEW YORK, NY



HILTON GARDEN TIMES SQUARE CENTRAL

NEW YORK, NY



COURTYARD MANHATTAN/FIFTH AVENUE

NEW YORK, NY



COURTYARD MANHATTAN/MIDTOWN EAST

DENVER, CO



COURTYARD DENVER DOWNTOWN

SUBURBAN HOTELS

2 Hotels
590 Keys

3% of Portfolio by Revenue

100% Unencumbered by Management

ATLANTA, GA



ATLANTA MARRIOTT ALPHARETTA

BETHESDA, MD



EMBASSY SUITES BETHESDA

Notes: Revenue is trailing twelve months as of Q3 2023

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ROI CASE STUDIES - THE DAGNY • Completion: August 1, 2023 • Total Cost: $32MM • Increase Cost over Hilton Renovation: $5MM • Incremental NOI for Independent hotel: $1MM • Exit value increase: $14MM-30MM (50-100 bps on cap rate) +36% +83% REVPAR EBITDA ($MM) $9.2 $16.8 2023F 2027F $211 $287 2023F 2027F Conversion from Hilton Boston to The Dagny Conversion from Hilton brand to an independent lifestyle hotel with renovated rooms and bathrooms, a state-of-the-art gym, improved meeting spaces, and a new sense of arrival 7 Note 2023 Forecast as of October 2023

2024 ROI PROJECTS IN PROGRESS Conversion to Curio brand and a new chef-driven restaurant • Est. Completion: Summer 2024 • Total Cost: $8.6MM • Stabilized Yield on Cost: 10% • Adds an additional lifestyle hotel to the portfolio • Expected to enhance exit value Repositioning and rebranding the hotel to a lifestyle boutique • Est. Completion: Late 2024 • Total Cost: $12.7MM • Stabilized Yield on Cost: 10% Hilton Burlington Lake Champlain Bourbon Orleans Hotel 8

POTENTIAL LONGER TERM CAPITAL PROJECTS Courtyard Denver Downtown 9 The Westin Boston Seaport District Exploring Adding More Waterfront Guest Rooms Repositioning to Integrate with L’Auberge de Sedona Franchise Expiration in 2027 Potential Upbranding and Expansion Franchise Expiration in 2026 Value Creation Opportunity Currently 37 Rooms Entitled for 135 Ocean-Front Units Exploring Adding 20% More Guest Rooms Exploring Installation of a New Marina Exploring Adding New Cabins Exploring Spa Expansion

ESG ACCOMPLISHMENTS – GRESB RESULTS GRESB ANNUAL RESULTS VS PEER GROUP 2017 2018 2019 2020 2021 2022 2023 DRH GRESB Score 53 75 81 84 86 82 85 Peer Score Average 57 58 69 69 72 65 77 Index to Peer Score Average 93% 129% 117% 122% 119% 126% 110% 2023 DRH GRESB SCORE & RECOGNITION 4th Consecutive Year Recognized as Sector Leader GRESB REAL ESTATE ASSESSMENT • Ranked 1st GRESB Score among U.S. Listed Hotels • Ranked 2nd GRESB Score among Listed Hotels • Ranked 18th GRESB Score among U.S. Listed Companies (Top 15%) 10 GRESB PUBLIC DISCLOSURE • Ranked 1st within the U.S. Hotels with a score of “A” compared to the Peer Group Average of “B” and the GRESB Global Average of “B”